REGISTERED FIXED ACCOUNT OPTION

POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS:

             That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company on behalf of said registrant.

             IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2002.

/s/George C. Kokulis

Director, President and Chief Executive Officer The Travelers Insurance Company

REGISTERED FIXED ACCOUNT OPTION

POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS:

             That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer and Chief Accounting Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company on behalf of said registrant.

             IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2002.

/s/Glenn D. Lammey

Director, Chief Financial Officer and Chief Accounting Officer The Travelers Insurance Company

REGISTERED FIXED ACCOUNT OPTION

POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS:

             That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company on behalf of said registrant.

             IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2002.

/s/Marla Berman Lewitus

Director The Travelers Insurance Company

REGISTERED FIXED ACCOUNT OPTION

POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS:

             That I, WILLIAM R. HOGAN of Farmington, Connecticut, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company on behalf of said registrant.

             IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2002.

/s/William R. Hogan

Director The Travelers Insurance Company